EXHIBIT 10.23

                 CONSENT TO AMENDMENT OF 9% JUNIOR SUBORDINATED NOTES
                                  DUE APRIL 1, 1997

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     The undersigned holders of Dollar Tree Stores, Inc. (the "Issuer") 9%
Junior Subordinated Notes due April 1, 1997 (the "Notes"), hereby consent to the Issuer modifying the terms of the Notes in substantially the form of the Second Allonge attached hereto as Exhibit A. This consent may be signed in counterparts.

     CONSENTED to this 3rd day of May, 1996.

                              /s/ J. Douglas Perry
                              -----------------------------------
                              J. DOUGLAS PERRY

                              /s/ Patricia W. Perry
                              -----------------------------------
                              PATRICIA W. PERRY

                              /s/ Macon F. Brock, Jr.
                              -----------------------------------
                              MACON F. BROCK, JR.

                              /s/ Joan P. Brock
                              -----------------------------------
                              JOAN P. BROCK

                              /s/ Jean T. Compton
                              -----------------------------------
                              JEAN T. COMPTON

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                                                                  EXHIBIT A

                  SECOND ALLONGE TO 9% JUNIOR SUBORDINATED NOTE
                                DUE APRIL 1, 1997

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     This Second Allonge to 9% Junior Subordinated Notes due April 1, 1997 (the

"Notes"), made by Dollar Tree Stores, Inc. (the "Issuer"), is issued in accordance with Section Seven of the Notes with the written consent of the

Issuer and the holders of at least a majority in aggregate principal amount of the Notes then outstanding and provides as follows:

     1.   Section 2.2 is hereby added to the Notes, providing as follows:

          Section 2.2.  Optional Prepayment by Issuer.  The Issuer may repay
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          this Note without penalty or premium, in whole or in part, at any time, so long as the Issuer funds such prepayment through a Public

          Offering; provided, however, that if such prepayment is in full, the

          Issuer simultaneously prepays in full all of its Senior 9% Notes and

          Junior 9% Notes, and if such prepayment is in part, the Issuer simultaneously prepays all of its Senior 9% Notes and Junior 9% Notes in the same proportion as the  amount of prepayment tendered for this

          Note bears to the total outstanding principal sum of this Note.

     2.   This Allonge makes no other changes in the terms and conditions of the

Notes.

     IN WITNESS WHEREOF, the Issuer has executed this Allonge under its corporate seal effective as of May 3, 1996.

[SEAL]                        DOLLAR TREE STORES, INC.

                              By:
                                 --------------------------------
                                   Title:
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